Exhibit 99.1

P R E S S A N N O U N C E M E N T

Investor Contact:	Press Contact:
Brian Flanagan	Jill Adams
Progress Software	Progress Software
+1 781 280 4817	+1 781 280 4474
flanagan@progress.com	jiadams@progress.com

Progress Software Reports 2014 Fiscal Third Quarter Results

BEDFORD, MA, September 25, 2014 (BUSINESSWIRE) — Progress Software Corporation (NASDAQ: PRGS), a global software company that simplifies and enables the development, deployment and management of business applications, today announced results for its fiscal third quarter ended August 31, 2014.

Revenue from continuing operations was $79.3 million compared to $77.6 million in the same quarter last year, a year over year increase of 2% on an actual currency basis, and flat on a constant currency basis.

Additional financial highlights included:

On a GAAP basis in the fiscal third quarter of 2014:

•	Income from operations was $19.4 million compared to $9.7 million in the same quarter last year;

•	Income from continuing operations was $11.1 million compared to $7.2 million in the same quarter last year;

•	Net income was $11.1 million compared to $24.8 million in the same quarter last year; and

•	Diluted earnings per share from continuing operations was $0.22 compared to $0.13 in the same quarter last year.

On a non-GAAP basis in the fiscal third quarter of 2014:

•	Income from operations was $29.6 million compared to $21.4 million in the same quarter last year;

•	Operating margin was 37% compared to 28% in the same quarter last year;

•	Income from continuing operations was $20.0 million compared to $14.7 million in the same quarter last year; and

•	Diluted earnings per share from continuing operations was $0.39 compared to $0.27 in the same quarter last year.

Phil Pead, Progress CEO, said, “We are pleased with our results for our third quarter. Our OpenEdge revenue growth and the continued momentum with our Pacific Platform reinforce the value that our technologies deliver to customers and partners. With another solid quarter, and the increased focus from our newly-created business units, Progress remains well positioned to achieve our goal of becoming the preferred destination for application developers.”

Other fiscal third quarter 2014 metrics and recent results included:

•	Cash, cash equivalents and short-term investments were $261.3 million;

•	Cash inflows from operations were $25.9 million compared to cash outflows from operations of $1.9 million in the same quarter in fiscal year 2013;

•	DSO was 66 days, compared to 65 days in the fiscal second quarter of 2014; and

•
Under the previously announced authorization by the Board of Directors to repurchase up to $100 million of common stock, the company has repurchased 2.3 million shares for $52.6 million as of August 31, 2014.

In addition, during the third quarter of fiscal year 2014, Progress announced that it is making strategic changes to its organization to provide greater focus and agility in the delivery of next generation application development, deployment and integration solutions. Effective September 1, 2014, Progress began operating as three distinct business units: OpenEdge, Application Development and Deployment, and Data Connectivity and Integration, each with dedicated sales, product management and product marketing functions. These changes are designed to enable the business to better deliver against the fast paced requirements in the on-premise and cloud application development and data connectivity and integration markets.

Business Outlook

Progress Software provides the following guidance for the fiscal year ending November 30, 2014:

•	Revenue is expected to be between $331 million and $335 million;

•	Non-GAAP earnings per share is expected to be between $1.47 and $1.50;

•	Non-GAAP operating margin is expected to be approximately 34%;

•	Free cash flow is expected to be between $79 million and $81 million; and

•	Non-GAAP effective tax rate is expected to be between 32% and 33%.

Progress Software provides the following guidance for the fourth fiscal quarter ending November 30, 2014:

•	Revenue is expected to be between $96 million and $100 million; and

•	Non-GAAP earnings per share is expected to be between $0.44 and $0.47.

Free cash flow is equal to cash flows from operating activities less purchases of property and equipment and capitalized software development costs.

Conference Call

The Progress Software quarterly investor conference call to review its fiscal third quarter of 2014 will be broadcast live at 5:00 p.m. ET on Thursday, September 25, 2014 and can be accessed on the investor relations section of the company’s website, located at www.progress.com. Additionally, you can listen to the call by telephone by dialing 1-888-395-3227, pass code 2611858. The conference call will include brief comments followed by questions and answers. An archived version of the conference call and supporting materials will be available on the Progress Software website within the investor relations section after the live conference call.

Legal Notice Regarding Non-GAAP Financial Information

Progress Software provides non-GAAP financial information as additional information for investors. These non-GAAP measures are not in accordance with, or an alternative to, generally accepted accounting principles in the United States (GAAP). Progress Software believes that the non-GAAP results described in this release are useful for an understanding of its ongoing operations and provide additional detail and an alternative method of assessing its operating results. Management uses these non-GAAP results to compare the company's performance to that of prior periods for analysis of trends and for budget and planning purposes. A reconciliation of non-GAAP adjustments to the company's GAAP financial results is included in the tables below. Additional information regarding the company's non-GAAP financial information is contained in the company's Current Report on Form 8-K furnished to the Securities and Exchange Commission in connection with this press release, which is available on the Progress website at www.progress.com within the investor relations section.

Note Regarding Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,”“expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates.

Forward-looking statements in this press release include, but are not limited to, statements regarding Progress's strategic plan; future revenue growth, operating margin and cost savings; product development, strategic partnering and marketing initiatives; the growth rates of certain markets; and other statements regarding the future operation, direction and success of Progress's business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation:

(1) Market acceptance of Progress’s strategy and product development initiatives; (2) pricing pressures and the competitive environment in the software industry and Platform-as-a-Service market; (3) Progress's ability to successfully manage transitions to new business models and markets, including an increased emphasis on a cloud and subscription strategy; (4) Progress's ability to make acquisitions and to realize the expected benefits and anticipated synergies from such acquisitions; (5) the continuing uncertainty in the U.S. and international economies, which could result in fewer sales of Progress's products and may otherwise harm Progress's business; (6) business and consumer use of the Internet and the continuing adoption of Cloud technologies; (7) the receipt and shipment of new orders; (8) Progress's ability to expand its relationships with channel partners and to manage the interaction of channel partners with its direct sales force; (9) the timely release of enhancements to Progress's products and customer acceptance of new products; (10) the positioning of Progress's products in its existing and new markets; (11) variations in the demand for professional services and technical support; (12) Progress's ability to penetrate international markets and manage its international operations; and (13) changes in exchange rates. For further information regarding risks and uncertainties associated with Progress's business, please refer to Progress's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2013. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this press release.

Progress Software Corporation

Progress Software Corporation (NASDAQ: PRGS) is a global software company that simplifies the development, deployment and management of business applications on-premise or in the cloud, on any platform or device, to any data source, with enhanced performance, minimal IT complexity and low total cost of ownership. Progress Software can be reached at www.progress.com or 1-781-280-4000.

Progress is a trademark or registered trademarks of Progress Software Corporation or one of its subsidiaries or affiliates in the U.S. and other countries. Any other trademarks contained herein are the property of their respective owners.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Nine Months Ended
(In thousands, except per share data)	August 31, 2014	August 31, 2013	% Change	August 31, 2014	August 31, 2013	% Change
Revenue:
Software licenses	$26,393	$25,666	3%	$76,645	$84,920	(10)%
Maintenance and services	52,881	51,912	2%	157,994	158,096	—%
Total revenue	79,274	77,578	2%	234,639	243,016	(3)%
Costs of revenue:
Cost of software licenses	1,805	1,587	14%	4,951	5,033	(2)%
Cost of maintenance and services	5,222	6,403	(18)%	16,276	21,043	(23)%
Amortization of acquired intangibles	834	529	58%	1,893	811	133%
Total costs of revenue	7,861	8,519	(8)%	23,120	26,887	(14)%
Gross profit	71,413	69,059	3%	211,519	216,129	(2)%
Operating expenses:
Sales and marketing	22,477	24,554	(8)%	71,425	79,086	(10)%
Product development	14,975	14,615	2%	45,568	42,908	6%
General and administrative	12,162	13,660	(11)%	35,236	42,390	(17)%
Amortization of acquired intangibles	116	211	(45)%	428	549	(22)%
Restructuring expenses	1,680	5,401	(69)%	2,001	9,127	(78)%
Acquisition-related expenses	572	957	(40)%	3,148	2,229	41%
Total operating expenses	51,982	59,398	(12)%	157,806	176,289	(10)%
Income from operations	19,431	9,661	101%	53,713	39,840	35%
Other income (expense), net	(2,457)	177	(1,488)%	(2,581)	(663)	(289)%
Income from continuing operations before income taxes	16,974	9,838	73%	51,132	39,177	31%
Provision for income taxes	5,879	2,634	123%	16,138	14,018	15%
Income from continuing operations	11,095	7,204	54%	34,994	25,159	39%
Income (loss) from discontinued operations, net	—	17,639	(100)%	—	34,712	(100)%
Net income	$11,095	$24,843	(55)%	$34,994	$59,871	(42)%

Earnings per share:
Basic:
Continuing operations	$0.22	$0.13	69%	$0.69	$0.45	53%
Discontinued operations	—	0.33	(100)%	—	0.63	(100)%
Net income per share	$0.22	$0.46	(52)%	$0.69	$1.08	(36)%
Diluted:
Continuing operations	$0.22	$0.13	69%	$0.68	$0.45	51%
Discontinued operations	—	0.32	(100)%	—	0.62	(100)%
Net income per share	$0.22	$0.46	(52)%	$0.68	$1.06	(36)%
Weighted average shares outstanding:
Basic	50,383	53,532	(6)%	50,975	55,451	(8)%
Diluted	50,931	54,389	(6)%	51,590	56,292	(8)%

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)	August 31, 2014	November 30, 2013
Assets
Current assets:
Cash, cash equivalents and short-term investments	$261,292	$231,440
Accounts receivable, net	57,840	66,784
Other current assets	33,550	39,587
Total current assets	352,682	337,811
Property and equipment, net	59,176	57,030
Goodwill and intangible assets, net	245,816	234,236
Other assets	18,970	53,110
Total assets	$676,644	$682,187
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable and other current liabilities	$55,090	$68,186
Short-term deferred revenue	93,086	96,393
Total current liabilities	148,176	164,579
Long-term deferred revenue	2,193	1,144
Other long-term liabilities	1,998	2,810
Shareholders’ equity:
Common stock and additional paid-in capital	200,681	205,307
Retained earnings	323,596	308,347
Total shareholders’ equity	524,277	513,654
Total liabilities and shareholders’ equity	$676,644	$682,187

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended		Nine Months Ended
(In thousands)	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013
Cash flows from operating activities:
Net income	$11,095	$24,843	$34,994	$59,871
Depreciation and amortization	3,938	3,897	10,985	11,374
Stock-based compensation	6,940	5,573	18,194	16,360
Net gains on sales of dispositions	—	(35,885)	—	(70,991)
Other non-cash adjustments	1,856	2,648	2,232	447
Changes in operating assets and liabilities	2,099	(2,937)	2,064	(30,340)
Net cash flows from operating activities	25,928	(1,861)	68,469	(13,279)
Capital expenditures	(2,154)	(603)	(10,191)	(2,989)
Redemptions and sales of auction-rate-securities	26,196	—	26,196	25
Issuances of common stock, net of repurchases	(13,795)	(47,981)	(41,890)	(192,075)
Payments of acquisitions, net of cash acquired	—	—	(12,493)	(9,450)
Proceeds from divestitures, net	—	37,739	3,300	111,120
Other	(1,459)	(1,116)	(3,539)	(6,587)
Net change in cash, cash equivalents and short-term investments	34,716	(13,822)	29,852	(113,235)
Cash, cash equivalents and short-term investments, beginning of period	226,576	255,804	231,440	355,217
Cash, cash equivalents and short-term investments, end of period	$261,292	$241,982	$261,292	$241,982

SUPPLEMENTAL INFORMATION

Revenue from continuing operations by Type

(In thousands)	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	YTD 2014	YTD 2013
License	$25,666	$37,392	$22,264	$27,988	$26,393	$76,645	$84,920
Maintenance	49,752	51,230	50,181	50,305	50,746	151,232	151,627
Professional services	2,160	2,358	2,093	2,534	2,135	6,762	6,469
Total revenue	$77,578	$90,980	$74,538	$80,827	$79,274	$234,639	$243,016

Revenue from continuing operations by Region

(In thousands)	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	YTD 2014	YTD 2013
North America	$34,596	$42,833	$34,586	$36,827	$35,654	$107,067	$111,445
EMEA	32,315	35,256	29,315	33,698	32,995	96,008	98,344
Latin America	5,496	6,526	5,108	5,703	5,695	16,506	18,844
Asia Pacific	5,171	6,365	5,529	4,599	4,930	15,058	14,383
Total revenue	$77,578	$90,980	$74,538	$80,827	$79,274	$234,639	$243,016

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended		Nine Months Ended
(In thousands, except per share data)	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013
GAAP income from operations	$19,431	$9,661	$53,713	$39,840
GAAP operating margin	25%	12%	23%	16%
Amortization of acquired intangibles	950	740	2,321	1,360
Stock-based compensation (1)	6,940	4,600	18,194	14,070
Restructuring expenses	1,680	5,401	2,001	9,127
Acquisition-related expenses	572	957	3,148	2,229
Total operating adjustments	10,142	11,698	25,664	26,786
Non-GAAP income from operations	$29,573	$21,359	$79,377	$66,626
Non-GAAP operating margin	37%	28%	34%	27%

GAAP income from continuing operations	$11,095	$7,204	$34,994	$25,159
Operating adjustments (from above)	10,142	11,698	25,664	26,786
Realized loss on sales of auction-rate-securities	2,554	—	2,554	—
Income tax adjustment	(3,748)	(4,230)	(9,387)	(8,399)
Total income from continuing operations adjustments	8,948	7,468	18,831	18,387
Non-GAAP income from continuing operations	$20,043	$14,672	$53,825	$43,546

GAAP diluted earnings per share from continuing operations	$0.22	$0.13	$0.68	$0.45
Income from continuing operations adjustments (from above)	0.18	0.14	0.37	0.33
Non-GAAP diluted earnings per share from continuing operations	$0.39	$0.27	$1.04	$0.77

Diluted weighted average shares outstanding	50,931	54,389	51,590	56,292

(1) Stock-based compensation is included in the GAAP statements of income, as follows:

Cost of revenue	$141	$133	$439	$500
Sales and marketing	1,546	748	3,736	2,668
Product development	1,407	999	4,186	3,687
General and administrative	3,846	2,720	9,833	7,215
Stock-based compensation from continuing operations	$6,940	$4,600	$18,194	$14,070

	Three Months Ended		Nine Months Ended
(In thousands, except per share data)	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013
GAAP costs of revenue	$7,861	$8,519	$23,120	$26,887
GAAP operating expenses	51,982	59,398	157,806	176,289
GAAP expenses	59,843	67,917	180,926	203,176
Operating adjustments (from above)	10,142	11,698	25,664	26,786
Non-GAAP expenses	$49,701	$56,219	$155,262	$176,390

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES FOR FISCAL YEAR 2014 GUIDANCE
(Unaudited)

Fiscal Year 2014 Revenue Growth Guidance
	Fiscal Year Ended	Fiscal Year Ending
	November 30, 2013	November 30, 2014
(In millions)		Low	% Change	High	% Change
Total revenue	$334	$331	(1)%	$335	—%

Fiscal Year 2014 Non-GAAP Operating Margin Guidance
	Fiscal Year Ending November 30, 2014
(In millions)	Low	High
GAAP income from operations	$77.4	$78.8
GAAP operating margins	23%	24%
Restructuring expense	2.5	2.5
Stock-based compensation	23.3	23.3
Acquisition related expense	3.5	3.5
Amortization of intangibles	3.2	3.2
Realized loss on sale of auction rate securities	2.6	2.6
Total operating adjustments	35.1	35.1
Non-GAAP income from operations	$112.5	$113.9
Non-GAAP operating margin	34%	34%

Fiscal Year 2014 Non-GAAP Earnings per Share and Effective Tax Rate Guidance
	Fiscal Year Ending November 30, 2014
(In millions, except per share data)	Low	High
GAAP net income	$51.2	$51.3
Operating adjustments (from above)	35.1	35.1
Income tax adjustment (2)	(9.8)	(10.1)
Non-GAAP net income	$76.5	$76.3

GAAP diluted earnings per share	$0.98	$1.01
Non-GAAP diluted earnings per share	$1.47	$1.50

Diluted weighted average shares outstanding	52.0	51.0

(2) Tax adjustment is based on a non-GAAP effective tax rate of 32% for Low and 33% for High, calculated as follows:

Non-GAAP income from operations	$112.5	$113.9
Non-GAAP net income	76.5	76.3
Tax provision	36.0	37.6
Non-GAAP tax rate	32%	33%

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES FOR Q4 2014 GUIDANCE
(Unaudited)

Q4 2014 Revenue Growth Guidance
	Three Months Ended	Three Months Ending
	November 30, 2013	November 30, 2014
(In millions)		Low	% Change	High	% Change
Total revenue	$91	$96	6%	$100	10%

Q4 2014 Non-GAAP Earnings per Share Guidance
	Three Months Ending November 30, 2014
	Low	High
GAAP diluted earnings per share	$0.31	$0.34
Restructuring expense	0.01	0.01
Stock-based compensation	0.10	0.10
Acquisition related expense	0.01	0.01
Amortization of intangibles	0.02	0.02
Total operating adjustments	0.14	0.14
Income tax adjustment	$(0.01)	$(0.01)
Non-GAAP diluted earnings per share	$0.44	$0.47